805 King Farm Blvd.
Rockville, MD 20850 / USA

business.nasdaq.com

Sent via Electronic Delivery to: jsegreto@sparinc.com

July 13, 2017

Mr. James R. Segreto
Chief Financial Officer, Treasurer and Secretary
SPAR Group, Inc.
333 Westchester Avenue, South Building, Suite 204
White Plains, New York 10604

Re: SPAR Group, Inc. (the "Company")
Nasdaq Symbol: SGRP

Dear Mr. Segreto:

On May 25, 2017, Staff notified the Company that its common stock failed to maintain a minimum bid price of $1.00 over the previous 30 consecutive business days as required by the Listing Rules of The Nasdaq Stock Market. Since then, Staff has determined that for the last 10 consecutive business days, from June 28 through July 12, 2017, the closing bid price of the Company's common stock has been at $1.00 per share or greater. Accordingly, the Company has regained compliance with Listing Rule 5550(a)(2), and this matter is now closed.

If you have any questions, please contact Moira Keith, Associate Director, at +1 301 978 8052.

Sincerely,

Randy Genau
Director
Nasdaq Listing Qualifications